EXHIBIT 10.26


                               AMENDMENT TO CREDIT
                                    AGREEMENT

         THIS AGREEMENT, dated as of May 18, 1998, by and among Hagler Bailly Consulting, Inc., a Delaware corporation ("Consulting"), Hagler Bailly Services, Inc., a Delaware corporation ("Services"), and State Street Bank and Trust Company (the "Bank"). Consulting and Services are sometimes herein referred to collectively as the "Borrowers" and each individually as a "Borrower".

                                   WITNESSETH:

         WHEREAS, the Borrowers and the Bank are parties to that certain Credit Agreement dated as of September 30, 1997 (the "Credit Agreement"); and

     WHEREAS, -the parties wish to amend the Credit Agreement in the manner hereinafter set forth;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the respective meanings ascribed to them in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  2.1 Subsection 7.4 of the Credit Agreement is amended by deleting the figure "320 % " appearing therein and by inserting in lieu thereof the figure "250 % ".

                  2.2 Exhibit B to the Credit Agreement (being the form of Compliance Certificate) is amended by deleting the figure "320%" appearing in item 6(d) thereof and by inserting in lieu thereof the figure "250%".

                  2.3 It is the intention of the parties that the foregoing amendments shall be effective for the twelve-month periods ending June 30, 1998 and on the last day of each fiscal quarter of the Borrowers thereafter.

         3.       Miscellaneous.

     3.1 As modified hereby, the provisions of the Credit Agreement shall continue in full force and effect.
                  3.2 This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.

                         HAGLER BAILLY CONSULTING, INC.

                             By /s/ Daniel M. Rouse
                    Vice President, Chief Financial Officer,
                         Treasurer and Secretary (Title)

                          HAGLER BAILLY SERVICES, INC.

                            By /s/ Alain M. Streicher
                           Chief Executive Officer and
                            Managing Director (Title)

                           STATE STREET BANK AND TRUST
                                     COMPANY

                             By /s/ F. Andrew Beise
                             Vice President (Title)